TRANSAMERICA FUNDS
Supplement dated July 16, 2008 to the Class I Shares Prospectus dated March 1, 2008, as supplemented through April 30, 2008
Transamerica BNY Mellon Market Neutral Strategy
The following information replaces the third paragraph under the section entitled “Additional Information — Portfolio Managers” on page 45 of the Prospectus (effective June 30, 2008):
Langton C. (Tony) Garvin, CFA, is back-up portfolio manager of the fund. Mr. Garvin received a B.S. degree in Business Administration from Skidmore College and an M.S. degree in Physics from the University of Massachusetts. He has also completed postgraduate coursework at the Massachusetts Institute of Technology. Prior to joining Franklin Portfolio Associates, Mr. Garvin was a Portfolio Manager at Batterymarch Financial Management. He also previously served as Portfolio Manager and Quantitative Analyst at Grantham, Mayo, Van Otterloo and Company, was a consultant at Independence Investment Associates, and held responsibilities related to data analysis at Nichols Research Corporation. Mr. Garvin belongs to the Boston Security Analysts Society.
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Transamerica PIMCO Total Return
The following information supplements and amends information concerning Transamerica PIMCO Total Return beginning on page 158 of the Prospectus:
The fund may also invest up to 10% of its total assets in preferred stocks.
•	Stocks
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.
•	Preferred Stocks
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.
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Transamerica Loomis Sayles Bond
The following information supplements and amends information concerning Transamerica Loomis Sayles Bond beginning on page 184 of the Prospectus:
The fund may also invest up to 10% of its assets in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. These loans generally will not be rated investment-grade.

•	Bank Loans
Bank loans in which the fund may invest include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans generally will not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. A fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). A fund may also acquire a participation interest in another lender’s portion of the senior loan.
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The following information replaces the third paragraph under the section entitled “Pricing of Shares — When Share Price Is Determined” in “Section B — Shareholder Information” on page 206 of the Prospectus:
Purchase orders for shares of the Transamerica asset allocation funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the asset allocation funds are received and accepted. For purchases of shares of the Transamerica asset allocation funds through the NSCC, orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation funds. For investments in separate accounts of insurance companies that invest in Class I shares of the funds, orders for Class I shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.
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Investors Should Retain this Supplement for Future Reference